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                                       FORM 8-K


                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                   January 17, 1997
                   -----------------------------------------------
                   Date of Report (date of earliest event reported)



                              EVERGREEN RESOURCES, INC.
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)



             COLORADO                    0-10077             84-0834147
   (State or Other Jurisdiction     (Commission File      (I.R.S. Employer
        of Incorporation)                Number)          Identification No.)



                                  1000 Writer Square
                                 1512 Larimer Street
                                Denver, Colorado 80202
                       ----------------------------------------
                       (Address of Principal Executive Offices)



                                    (303) 534-0400
                 ----------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)



                                    Not applicable
             -----------------------------------------------------------
             Former Name or Former Address, if Changed Since Last Report


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ITEM 8:  CHANGE IN FISCAL YEAR

         On January 17, 1997, Registrant's Board of Directors approved a change in Registrant's fiscal year end from March 31 to December 31.

         A report covering the nine month transition period April 1, 1996 to December 31, 1996 will be filed on Form 10-K.


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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.



                                       EVERGREEN RESOURCES, INC.





                                       By:  /s/ JAMES S. WILLIAMS
                                          -----------------------------------
                                          James S. Williams
                                          Chairman of the Board

Dated:  January 17, 1997